SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2016

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 1, 2016, we sold substantially all of our wholly-owned Country Club Plaza (the “Plaza”) assets in Kansas City for $660 million. The buyer is a joint venture between affiliates of Taubman Centers, Inc. (NYSE:TCO) and The Macerich Company (NYSE:MAC). The Plaza assets consist of 804,000 square feet of retail space and 468,000 square feet of office space. The parties entered into a series of definitive agreements, dated as of December 21, 2015, relating to the sale of the Plaza assets.

The sale proceeds were used as follows (in thousands):

Pay off unsecured bridge facility	$350,000
Pay down unsecured revolving credit facility	70,000
Hold in escrow pending (1) reinvestment in 1031 exchanges qualifying for tax-deferred treatment, (2) repayment of additional debt and/or (3) other general corporate purposes	230,000
Pay transaction expenses, including closing credits to the buyer for future tenant improvements	10,000
Sale proceeds	$660,000

Item 9.01.	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

See Exhibit 99.1 which contains an Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015. Such pro forma financial information is incorporated by reference herein. Operating results for the Plaza assets were reclassified as discontinued operations in the Consolidated Statements of Income for the years ended December 31, 2015, 2014 and 2013 in our 2015 Annual Report on Form 10-K. As such, Unaudited Pro Forma Consolidated Statements of Income for these periods are not presented in Exhibit 99.1 as the effect of this disposition on income from continuing operations was reflected in our 2015 Annual Report on Form 10-K.

(d)    Exhibits

No.    Description

10.17
Form of Agreement for Purchase and Sale of Real Estate, dated as of December 21, 2015, by and between Highwoods Realty Limited Partnership, Highwoods Services, Inc., Country Club Plaza KC Partners LLC, The Macerich Partnership, L.P. and The Taubman Realty Group Limited Partnership (filed as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2015)

99.1	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015 including notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Senior Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Senior Vice President, General Counsel and Secretary

Dated: March 1, 2016